UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 24, 2011

THE GYMBOREE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, San Francisco, CA
94105
(Address of Principal Executive Offices, Including Zip Code)

(415) 278-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 24, 2011, The Gymboree Corporation issued an earnings release announcing its financial results for the second fiscal quarter ended July 30, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

99.1	Earnings release of The Gymboree Corporation issued dated August 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION
Date: August 24, 2011
	By:	/s/ JEFFREY P. HARRIS
Name: Jeffrey P. Harris
Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Earnings release of The Gymboree Corporation dated August 24, 2011.